                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

/ /  Preliminary Proxy Statement
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
/ /  Section 240.142-12

                          CARLISLE COMPANIES INCORPORATED
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- -------------------------------------------------------------------------------


(Name of Person(s) Filing Proxy Statement) Payment of Filing Fee (Check the appropriate box):

/x/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i) (2)
/ /   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i) (3)
/ /   Fee computed on table below per Exchange Act Rules
      14a-6(i) (4) and 0-11
      1) Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------


      2)   Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           --------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      1)   Amount Previously Paid:

           --------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------

      3)   Filing Party:

           --------------------------------------------------------------------

      4)   Date Filed:

           --------------------------------------------------------------------

                                     [LOGO]

                        CARLISLE COMPANIES INCORPORATED
                      250 SOUTH CLINTON STREET, SUITE 201
                         SYRACUSE, NEW YORK 13202-1258
                                 (315) 474-2500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

    The 1995 Annual Meeting of Shareholders of Carlisle Companies Incorporated will be held at the offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York on Thursday, April 20, 1995, at 12 noon for the following purposes:

        1. To elect three (3) Directors;

        2. To transact any other business properly brought before the meeting.

    Only shareholders of record at the close of business on February 21, 1995 will be entitled to vote whether or not they have transferred their stock since that date.

    SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors

                                          SCOTT C. SELBACH,
                                          SECRETARY

Syracuse, New York
March 7, 1995

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                                    GENERAL

    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by telegraph, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in that connection. Proxies may be revoked at any time prior to voting.

    The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258. This Proxy Statement and the enclosed Proxy together with the 1994 Annual Report was mailed to shareholders on or about March 7, 1995. On written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 1994 annual report on Form 10-K filed with the Securities and Exchange Commission.

                               VOTING SECURITIES

    At the close of business on December 31, 1994, the Company had outstanding 15,412,530 shares of Common Stock of which 15,401,692 shares are entitled to vote. The remaining 10,838 shares are not entitled to vote until the holders of Carlisle Corporation common stock certificates exchange their certificates for certificates issued by the Company. The exchange is governed by an Agreement of Merger dated March 7, 1986 which was approved by shareholders of Carlisle Corporation and became effective on May 30, 1986. Shares of the Company issued pursuant to the exchange before the February 21, 1995 record date will be entitled to vote at the Annual Meeting.

    The Company's Restated Certificate of Incorporation provides that each person who received his or her Common Stock in connection with the Merger is entitled to five votes per share. Persons acquiring shares of the Company after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. The actual voting power of each holder of Common Stock will be based on shareholder records at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 12. In addition to the shares outstanding on December 31, 1994, holders of shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 21, 1995 (the record date for determining shareholders entitled to vote at the meeting) will be entitled to five votes per share unless the Board of Directors determines otherwise at the time of authorizing such issuance.

                               SECURITY OWNERSHIP

A.  BENEFICIAL OWNERS

    The following table provides information as of December 31, 1994 as to the number of shares and the percentage of the Company's Common Stock with respect to any person who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities. As defined in Securities and Exchange Commission Rule 13d-3, "beneficial ownership" means essentially that a person has or shares voting or investment decision power over shares. It does not necessarily mean that the person enjoys any economic benefit from those shares.

NAME AND ADDRESS OF BENEFICIAL OWNER             NUMBER OF SHARES   PERCENTAGE
- -----------------------------------------------  -----------------  -----------
Mitchell Hutchins
Institutional Investors, Inc.
1285 Avenue of the Americas
New York, NY 10019                                       929,600(a)       6.03

- ------------------------
(a) The shares are held in various fiduciary capacities. The shareholder has shared voting and dispositive powers with respect to all shares.

B.  NOMINEES, DIRECTORS AND OFFICERS

    The following table provides information as of December 31, 1994, as reported to the Company by the persons and members of the group listed, as to the number of shares and the percentage of the Company's Common Stock beneficially owned by: (i) each Director, nominee and executive officer named in the Summary Compensation Table on page 7; and (ii) all Directors, nominees and current officers of the Company as a group.

  NAME OF DIRECTOR/EXECUTIVE OR
    NUMBER OF PERSONS IN GROUP          NUMBER OF SHARES        PERCENTAGE
- ----------------------------------  ------------------------  ---------------
Magalen O. Bryant                        840,501(a)(b)                   5.45
Donald G. Calder                           7,205(c)                       .05
Paul J. Choquette, Jr.                     1,182                less than .01
Henry J. Forrest                             381                less than .01
Dennis J. Hall                           128,090(g)(h)                    .82
Stephen P. Munn                          507,253(d)(e)(g)(h)             3.25
George L. Ohrstrom, Jr.                1,109,622(a)(b)(e)                7.20
Eriberto R. Scocimara                      4,752(f)                       .03
David G. Thomas                            7,300                          .05
Erskine N. White, Jr.                      1,171(i)             less than .01
Scott C. Selbach                          24,715(g)(h)                    .16
John S. Barsanti                          17,557(g)(h)                    .11
James B. Pineau                           20,900(g)(h)                    .14
14 Directors and current officers
 as a group                            1,957,850(g)(h)                  12.38

- ------------------------
(a) Includes 285,696 shares (1.81%) held by a trust for the benefit of Mrs. Bryant's children as to which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(b) Includes 201,600 shares (1.27%) held by the Ohrstrom Foundation, of which Mrs. Bryant and Mr. Ohrstrom are co-trustees. Each disclaims beneficial ownership of these shares.

(c) Includes 1,000 shares held by Mr. Calder's wife and 800 shares held by Mr. Calder's wife as custodian for the benefit of their two children. Mr. Calder disclaims beneficial ownership of these shares.

(d) Includes 2,600 shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these shares.

(e)  Includes  245,696 shares  (1.55%) held  by a trust  for the  benefit of Mr.
     Ohrstrom's children as to which Mr. Ohrstrom and Mr. Munn are  co-trustees.
     Each disclaims beneficial ownership of these shares.

(f) Includes 1,000 shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these shares. During 1994, Mr. Scocimara filed a late Form 4 relating to one transaction involving common stock of the Company beneficially owned by him.

(g) Includes shares allocated to the accounts of the following named officers and to other executive officers participating in the Company's Employee
     Incentive Savings Plan; Mr. Munn, 1,516 shares; Mr. Hall, 1,424 shares; Mr.
     Selbach, 1,229 shares; Mr. Barsanti, 523 shares; Mr. Pineau, 1,166 shares and other executive officers, 879 shares. Each participant in the Plan has the right to direct the voting of shares allocated to his account. Shares are held by the Employee Incentive Savings Plan trustee in a commingled trust fund with beneficial interest allocated to each participant's account.

(h) Includes shares which the following named officers and other executive officers have the right to acquire within 60 days through the exercise of stock options issued by the Company; Mr. Munn, 217,534 shares; Mr. Hall, 116,666 shares; Mr. Selbach, 19,334 shares; Mr. Barsanti, 15,334 shares;
     Mr. Pineau, 18,334  shares; and  other executive  officers, 16,334  shares.
     Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until the stock issued upon exercise of the options has been held for a continuous period of four years.

(i)  All shares are held by a trust for the benefit of Mr. White.

                               BOARD OF DIRECTORS

A.  ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for a classified Board of Directors under which the Board is divided into three classes of Directors, each class as nearly equal in number as possible.

    At the meeting three (3) Directors are to be elected. The Directors will be elected to serve for a three-year term until the 1998 Annual Meeting and until their successors are elected and qualified. Proxies received by the Board of Directors containing no instructions to the contrary will be voted for the three nominees listed below. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which shares beneficially owned by the shareholder are entitled to five votes for each share will be voted with one vote for each share. (See "Voting By Proxy and Confirmation of Beneficial Ownership" beginning on page 12.) In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors.

                             NOMINEES FOR ELECTION

    The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

                                                 POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION, AND    PERIOD OF SERVICE
              NAME                     AGE                 PERIOD OF OTHER DIRECTORSHIPS               AS DIRECTOR (A)
- ---------------------------------      ---      ---------------------------------------------------  -------------------
Donald G. Calder                           57   Member of firm of G. L. Ohrstrom & Co., a private      December, 1984 to
                                                investment firm. Director of Central Securities                     date
                                                Corporation, Roper Industries, Inc. and Harrow
                                                Industries, Inc. Member of Executive and Audit
                                                Committees of the Company.

Dennis J. Hall                             53   President, since February, 1995, and Executive Vice    February, 1995 to
                                                President, Treasurer and Chief Financial Officer,                   date
                                                since August, 1989, of the Company

Eriberto R. Scocimara                      59   President and Director of Hungarian-American          July, 1970 to date
                                                Enterprise Fund. President, 1991-1992, LCS -
                                                America, Inc. Executive Vice President, 1988-1990,
                                                The Thompson Company. Director of Quaker Fabric
                                                Corporation, Roper Industries, Inc. and Harrow
                                                Industries, Inc. Member of Executive and
                                                Compensation Committees and Chairman of Pension &
                                                Benefits Committee of the Company.

                         DIRECTORS WITH UNEXPIRED TERMS

    The following table sets forth certain information relating to each Director whose term has not expired, as furnished to the Company by the Director. Except as otherwise indicated, each Director has had the same principal occupation or employment during the past five years.

                                                 POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION, AND     PERIOD OF SERVICE
              NAME                     AGE                 PERIOD OF OTHER DIRECTORSHIPS                AS DIRECTOR (A)
- ---------------------------------      ---      ----------------------------------------------------  -------------------
Magalen O. Bryant (b)                      66   Investor in various corporations. Director of Dover           April, 1978
                                                Corporation and O'Sullivan Corp. Member of the Audit              to date
                                                and Pension & Benefits Committees of the Company.

Paul J. Choquette, Jr.                     56   President of Gilbane Building Company. Chairman of            April, 1991
                                                Gilbane Properties, Inc., a real estate development               to date
                                                and management company. Director of Fleet Financial
                                                Group, Inc. and Eastern Utilities Associates.
                                                Chairman of the Audit Committee and member of the
                                                Pension & Benefits Committee of the Company.

Henry J. Forrest                           61   Director and past President and Chief Operating           August, 1993 to
                                                Officer of Inter-City Products Corporation. Member                   date
                                                of Audit and Pension & Benefits Committees of the
                                                Company.

                                                 POSITIONS WITH COMPANY, PRINCIPAL OCCUPATION, AND     PERIOD OF SERVICE
              NAME                     AGE                 PERIOD OF OTHER DIRECTORSHIPS                AS DIRECTOR (A)
- ---------------------------------      ---      ----------------------------------------------------  -------------------
Stephen P. Munn                            52   Chief Executive Officer, since September, 1988,        September, 1988 to
                                                Chairman of the Board, since January, 1994, and                      date
                                                President from September, 1988 to February, 1995, of
                                                the Company. Member of Executive Committee of the
                                                Company. Director of International Imaging
                                                Materials.

George L. Ohrstrom, Jr. (b)                67   Member of firm of G. L. Ohrstrom & Co. Director of            April, 1963
                                                Roper Industries, Inc. and Harrow Industries, Inc.                to date
                                                Chairman of Executive and Compensation Committees of
                                                the Company.

David G. Thomas                            69   Past Chairman of the Fleming Enterprise Investment         November, 1989
                                                Trust PLC., a United Kingdom investment trust and a               to date
                                                director of various corporations including Dover
                                                Corporation and Interface, Inc. Member of Audit,
                                                Pension & Benefits and Compensation Committees of
                                                the Company.

Erskine N. White, Jr.                      70   President of E.N. White Management Corporation, a             April, 1982
                                                business and financial consulting firm. Director of               to date
                                                Rhode Island Hospital Trust Corporation and Keyport
                                                Insurance Company. Member of Executive Committee of
                                                the Company.

- ------------------------
(a)  Information  reported   includes  service   as  a   director  of   Carlisle
     Corporation, the Company's predecessor.

(b) Mrs. Bryant and Mr. Ohrstrom are related to one another as sister and brother.

B.  MEETINGS OF THE BOARD AND CERTAIN COMMITTEES; REMUNERATION OF DIRECTORS

    During 1994, the Board of Directors of the Company held seven meetings. The annual fee paid to each Director who is not a member of management is $20,000. Each such Director may elect to receive the entire annual fee in cash or one-half of the fee in cash and shares of common stock of the Company with a market value equal to one-half of the fee. The fee paid to such Directors for each meeting attended is $750.

    The Board has standing Executive, Audit, Compensation and Pension and Benefits Committees.

    The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 1994, the Executive Committee met four times. Each member of the Executive Committee who is not a member of management receives an annual fee of $15,000; the Chairman of the Committee receives an additional fee of $8,000. In addition, each such member receives $300 for each meeting attended.

    The functions of the Audit Committee consist of annually recommending to the Board of Directors the appointment of independent auditors; reviewing with such auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; and reviewing the adequacy of the Company's system of internal accounting controls.

During 1994, the Audit Committee held five meetings. Members of the Audit Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $5,000 and each member of the Committee receives an annual fee of $1,000.

    The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company. During 1994, the Compensation Committee met once. Members of the Compensation Committee each receive $300 for each meeting attended; the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs and implements changes recommended by the Board. During 1994, the Pension and Benefits Committee met twice. Members of the Pension and Benefits Committee each receive $300 for each meeting attended and the Chairman of the Committee receives an additional fee of $3,000 and each member of the Committee receives an annual fee of $1,000.

    Occasionally Directors are asked to serve on special committees and are typically paid $300 for each meeting attended or $1,000 for a visit to a plant site which may require an overnight stay.

    For 1994 all Directors attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she was eligible to attend and (ii) all meetings of committees of the Board on which the director served.

    Each Director who is not a member of management is a participant in a Director Retirement Program. Each such Director who has attained, as of the effective date, or subsequently attains five years of service on the Board as a non-employee from the date of his or her election to the Board is eligible to receive retirement benefits under the Program. Upon retirement from the Board, each eligible Director will receive monthly payments equal to 1/12 (one-twelfth) the annual fee paid to each Director (cash and stock) in effect on the date of retirement. The Program payments continue for the number of years equal to each Director's years of service on the Board; or until the death of the Director, whichever occurs first. In the event a retired Director receiving payments dies before receiving his or her full benefit; the Director's surviving spouse will receive the remaining benefits until the spouse's death or the benefit is completed, whichever occurs first.

                       COMPENSATION OF EXECUTIVE OFFICERS

A.  SUMMARY COMPENSATION TABLE

    The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for the three fiscal years ended December 31, 1994:

                                                                      LONG TERM
                                                                    COMPENSATION
                                              ANNUAL COMPENSATION   -------------
                                                      (1)            SECURITIES
                                              -------------------    UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION     YEAR    SALARY     BONUS      OPTIONS (3)      COMP. (2)
     -------------------------------   ----   --------   --------   -------------   -------------
     Stephen P. Munn                   1994   $490,000   $375,000        50,000           $6,000
       Chairman,                       1993    425,000    350,000       100,000            9,433
       President & Chief               1992    375,000    280,000        50,000            5,819
       Executive Officer
     Dennis J. Hall                    1994    300,000    215,000        25,000            6,000
       Executive Vice President,       1993    275,000    200,000        30,000            7,815
       Treasurer & Chief               1992    237,000    165,000        20,000            5,819
       Financial Officer
     Scott C. Selbach                  1994    145,000     88,000         5,000            6,000
       Vice President,                 1993    133,000     70,000         4,000            7,032
       Secretary and                   1992    127,000     38,000         4,000            5,928
       General Counsel
     John S. Barsanti                  1994    127,900     74,822         5,000            6,000
       Vice President,                 1993    121,800     47,356         4,000            6,572
       Planning and                    1992    116,050     37,700         4,000            3,626
       Administration
     James B. Pineau                   1994    122,000     62,806         5,000            6,000
       Vice President                  1993    116,200     41,413         4,000            5,996
       and Controller                  1992    111,200     33,400         4,000            5,819

- ------------------------------
(1)  Includes amounts earned in fiscal year.
(2)  Vested contribution to the Company 401(k) plan.
(3) Common stock of the Company. Amounts in 1992 and 1993 reflect adjustments for two-for-one stock split on June 1, 1993.

B.  STOCK OPTION GRANTS IN 1994
    The following table discloses information on stock option grants in fiscal 1994 to the named executive officers and the potential stock price appreciation to all shareholders and all optionees and restricted share recipients assuming the rates of appreciation set forth below.

                                                                                                 POTENTIAL PRE-TAX (2)
                                                                                                  REALIZABLE VALUE AT
                                                           INDIVIDUAL GRANTS                            ASSUMED
                                          ---------------------------------------------------    ANNUAL RATES OF STOCK
                                           NUMBER OF     % OF TOTAL                                      PRICE
                                           SECURITIES     OPTIONS                               APPRECIATION FOR OPTION
                                           UNDERLYING    GRANTED TO    EXERCISE                           TERM
                                            OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION  --------------------------
                  NAME                      GRANTED     FISCAL YEAR     ($/SH)      DATE (1)        5%           10%
- ----------------------------------------  ------------  ------------  -----------  ----------  ------------  ------------
Stephen P. Munn                                50,000         49.8        $34.50      2/1/04   $  1,086,750  $  2,742,750
Dennis J. Hall                                 25,000         24.9         34.50      2/1/04        543,375     1,371,375
Scott C. Selbach                                5,000          5.0         34.50      2/1/04        108,675       274,275
John S. Barsanti                                5,000          5.0         34.50      2/1/04        108,675       274,275
James B. Pineau                                 5,000          5.0         34.50      2/1/04        108,675       274,275
All Optionees and Restricted Share
 Recipients as a Group (3)                                                                        2,419,149     6,105,471
All Shareholders as a Group (3)                                                                 331,570,164   836,819,937

- ------------------------------
(1) Options are exercisable 33.3% on 4/20/94; 33.3% on 2/2/95 and the balance on 2/2/96 and thereafter, cumulatively, through the expiration date.
(2)  Prior to applicable federal, state and other taxes.
(3) Under the Company's Executive Incentive Program, certain employees of the Company's operating divisions and subsidiaries who are not named in the Summary Compensation Table are eligible to receive stock options and shares of restricted stock of the Company. Separate rows are added to the table for recipients of all equity based Company compensation as a group and for all shareholders as a group to illustrate the potential stock price appreciation to all shareholders.

C.  AGGREGATED OPTION EXERCISES IN 1994 AND YEAR END VALUES

    The following table discloses information on stock option exercises in fiscal 1994 by the named executive officers and the value of each officers' unexercised stock options on December 31, 1994.

                                                                                                   PRE-TAX (1) VALUE
                                                                                                          OF
                                                                                                     UNEXERCISED,
                                                                        NUMBER OF SECURITIES         IN-THE-MONEY
                                        SHARES       PRE-TAX (1)       UNDERLYING UNEXERCISED         OPTIONS AT
                                     ACQUIRED ON   VALUE REALIZED      OPTIONS AT FISCAL YEAR       FISCAL YEAR END
               NAME                  EXERCISE (#)        (2)                   END (#)                    (3)
- -----------------------------------  ------------  ---------------  -----------------------------  -----------------
                                                                      EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                                                    -----------------------------  -----------------
Stephen P. Munn                          25,800          $406,225         167,534       66,666           $2,276,584
Dennis J. Hall                           10,000           144,400          98,333       26,667            1,543,483
Scott C. Selbach                          4,000            58,260          16,333        4,667              253,456
John S. Barsanti                              0                 0          12,333        4,667              174,176
James B. Pineau                           1,000            14,940          15,333        4,667              234,326


               NAME
- -----------------------------------

Stephen P. Munn                            $437,662
Dennis J. Hall                              142,167
Scott C. Selbach                             20,774
John S. Barsanti                             20,774
James B. Pineau                              20,774

- ------------------------------
(1)  Prior to applicable federal, state and other taxes.
(2) Value realized is calculated by subtracting the exercise price from the fair market value of Company stock on the date of exercise.
(3) Total value of options is calculated by subtracting the exercise price from the fair market value of Company stock of $36.13 as of December 31, 1994.

D.  PENSION PLAN TABLE

    The following table discloses estimated annual benefits payable upon retirement with respect to the retirement plans for employees of the Company and its subsidiaries.

                                             YEARS OF SERVICE
                      ---------------------------------------------------------------
     REMUNERATION      15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
     ---------------  -----------  -----------  -----------  -----------  -----------
     $      150,000     $  31,680    $  42,240    $  52,799    $  63,359    $  73,919
            200,000        42,930       57,240       71,549       85,859      100,169
            250,000        54,180       72,240       90,299      108,359      126,419
            300,000        65,430       87,240      109,049      130,859      152,669
            350,000        76,680      102,240      127,799      153,359      178,919
            400,000        87,930      117,240      146,549      175,859      205,169
            450,000        99,180      132,240      165,299      198,359      231,419
            500,000       110,430      147,240      184,049      220,859      257,669
            550,000       121,680      162,240      202,799      243,359      283,919
            600,000       132,930      177,240      221,549      265,859      310,169
            650,000       144,180      192,240      240,299      288,359      336,419
            700,000       155,430      207,240      259,049      310,859      362,669
            750,000       166,680      222,240      277,799      333,359      388,919
            800,000       177,930      237,240      296,549      355,859      415,169
            850,000       189,180      252,240      315,299      378,359      441,419
            900,000       200,430      267,240      334,049      400,859      467,669
            950,000       211,680      282,240      352,799      423,359      493,919
          1,000,000       222,930      297,240      371,549      445,859      520,169
          1,050,000       234,180      312,240      390,299      468,359      546,419
          1,100,000       245,430      327,240      409,049      490,859      572,669
          1,150,000       256,680      342,240      427,799      513,359      598,919
          1,200,000       267,930      357,240      446,549      535,859      625,169

    Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses (shown in the Annual Compensation columns of the Summary Compensation Table). Benefits are computed as a percentage of final average earnings, subject to reductions for Social Security amounts.

    As of December 31, 1994, the full years of credited service under the plans for each of the following individuals were as follows: Mr. Munn, 5 years; Mr. Hall, 4 years; Mr. Selbach, 4 years; Mr. Barsanti, 3 years; and Mr. Pineau, 4 years.

E.  COMPENSATORY ARRANGEMENTS AND RELATED TRANSACTIONS

    The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a change of control, voluntarily leave the employ of the Company until a third person has terminated his or its efforts to effect a Change of Control (defined generally as acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors) or until a Change of Control has occurred.

    In the event of a termination of the individual's employment within three years of a Change in Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

    At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Mr. Munn, Mr. Hall, Mr. Selbach, Mr. Barsanti and Mr. Pineau are each a party to such an agreement.

F.  PERFORMANCE GRAPH

    The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and the Russell 2000 Index.

     YEAR    CARLISLE      S&P 500     RUSSELL 2000
     -----  -----------  -----------  ---------------
     1989      $ 100.00     $ 100.00         $100.00
     1990         93.30        96.80           80.50
     1991        132.95       126.32          117.61
     1992        156.62       136.05          139.25
     1993        229.54       149.64          165.56
     1994        254.17       151.57          162.56

G.  REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The policies of the Compensation Committee of the Board of Directors of Carlisle Companies Incorporated are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

    Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. The Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation. However, no pre-established compensation targets are set nor are any specific objective performance criteria or pre-established weights thereof assigned to any component to the exclusion of others.

    Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities.

    Annual cash bonuses awarded to executive officers are based on a percentage of each officers' base salary. The percentage of base salary for each officer is determined each year by the Committee based on an unweighted subjective evaluation of individual performances as reported to the Committee by the Chief Executive Officer, an objective review of Company performance criteria, such as sales, operating earnings, net earnings per share, stock price, and other factors as the Committee deems appropriate.

    Amounts paid as annual cash bonuses to the Chief Executive Officer and the four remaining highest compensated officers of the Company are included as compensation under Section 162(m) of the Internal Revenue Code for purposes of determining the extent to which a tax deduction will be disallowed to the Company for annual compensation paid to any such person in excess of $1,000,000. In order to exclude annual cash bonuses from the calculation of the $1,000,000 limitation, such amounts must be paid solely on account of the attainment of one or more performance goals that precludes the exercise of discretion by the Compensation Committee. The Compensation Committee believes that its policy of evaluating subjective individual performances in awarding annual cash bonuses is important in attracting, retaining and motivating key personnel of the Company and has determined that such discretion should be maintained in order to serve the best interests of the Company.

    Stock options are generally awarded annually under a provision of the Company's Executive Incentive Plan which gives the Committee discretion to award stock options to executive employees. Under amendments to the stock option plan approved by the shareholders, compensation paid in the form of nonqualified stock options will constitute "performance-based compensation" under Section 162(m) of the Internal Revenue Code. In addition to preserving the Company's income tax deduction for compensation paid in the form of nonqualified stock options, the amendments enhance the performance-related policies of the Compensation Committee by assuring that compensation attributable to the exercise of stock options is paid solely on account of the attainment of a specified performance goal, namely, appreciation in value of the Company's stock. The amendments also function to reward executive officers only to the extent that the Company's shareholders have benefitted from share appreciation. Under the amendments, stock options will generally be granted with an option price equal to the fair market value of the Company's stock on the date of grant. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option shares in any one fiscal year period. While the number of stock options awarded to any executive officer by the Committee is not determined by a pre-established plan formula, the Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options.

    With respect to compensation earned by the executive officers of the Company in 1994 (including bonus compensation paid in 1995), the Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including the Company's performance against prior year financial figures and ratios and the enumerated critical success factors outlined in the 1994 Annual Report to Shareholders. The Compensation Committee found, as reflected in the financial statements of the Company for the year ending December 31, 1994, that the Company performed well in 1994 against prior year sales (up 13%), operating earnings (up 26%), net earnings per share (up 26%) and stock price (up 8%). The Company also performed favorably against its critical success factors as outlined in the 1994 Annual Report to Shareholders. Of course, industry standards and global economic conditions also influenced executive compensation decisions by the Committee.

    Compensation paid to Mr. Stephen P. Munn, the Company's Chief Executive Officer, was assessed on both qualitative and quantitative performance based measures consistent with the policies set forth above. While the Committee included in Mr. Munn's performance measurement a comparative review of Company financial figures and ratios, which, as discussed above, it found favorable, principal among all criteria considered by the Committee in establishing Mr. Munn's compensation was the continued significant enhancement in shareholder value. For calendar year 1994, total return in shareholder value exceeded 10.5 percent as compared with nominal or negative returns in the other Performance Graph indices. Despite flat results in many market indices, total market value of the Company's stock increased over $47 million in calendar year 1994. Quarterly dividends increased over 11 percent, enabling the Company to pass on a portion of the Company's earnings to shareholders.

                                          CARLISLE COMPANIES INCORPORATED
                                          COMPENSATION COMMITTEE

                                          George L. Ohrstrom, Jr., CHAIRMAN
                                          Eriberto R. Scocimara
                                          David G. Thomas

                             SELECTION OF AUDITORS

    KPMG Peat Marwick LLP audited the accounts of the Company and its subsidiaries for the year ended December 31, 1993. On March 4, 1994, upon the recommendation and approval of the Audit Committee, the Company appointed the accounting firm of Arthur Andersen LLP as independent accountants for fiscal year 1994 to replace KPMG Peat Marwick LLP effective with such appointment. Arthur Andersen LLP have been recommended by the Audit Committee and the Board of Directors to audit the accounts of the Company and its subsidiaries for the year ending December 31, 1995. One or more representatives of Arthur Andersen LLP are expected to be present at the meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

    During the year ended December 31, 1993 and the interim period subsequent thereto, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

    KPMG Peat Marwick LLP's report on the financial statements of the Company for the year ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1996 ANNUAL MEETING

    If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 1996 Annual Meeting, the proposal must be sent by Certified Mail -- Return Receipt Requested and must be received at the executive offices of the Company, 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258, Attn: Secretary, no later than November 10, 1995. All proposals must conform to the rules and regulations of the Securities and Exchange Commission.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

    To assure that your shares will be represented at the meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid Proxy will be voted as specified.

    Any shareholder, without affecting any vote previously taken, may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 250 South Clinton Street, Suite 201, Syracuse, New York 13202-1258 Attention: Secretary) or in open meeting.

    The number of votes that each shareholder will be entitled to cast at the meeting will depend on when the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's shares.

    Shareholders whose shares of common stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares they own as of February 21, 1995 were beneficially owned before February 21, 1991, entitling such shareholder to five votes per share, and how many were acquired after February 20, 1991, entitling such shareholder to one vote per share. If no confirmation of beneficial ownership is received from a shareholder at least three (3) business days prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all shares was effected after February 20, 1991, and the shareholder will be entitled to one vote for each share. If a shareholder provides incorrect information, he may provide correct information at any time at least three (3) business days prior to the voting of his shares at the Annual Meeting.

    Proxy cards are being furnished to shareholders of record on February 21, 1995 whose shares of Common Stock on the records of the Company show the following:

        (i) that such shareholder had beneficial ownership of such shares before February 21, 1991, and there has been no change since that date, thus entitling such shareholder to five votes for each share; or

        (ii) that beneficial ownership of such shares was effected after February 20, 1991, thus entitling such shareholder to one vote for each share; or

       (iii) that the dates on which beneficial ownership of such shares was effected are such that such shareholder is entitled to five votes for some shares and one vote for other shares.

    Printed on the proxy card for each individual shareholder of record is the number of shares of Common Stock for which he is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

    Shareholders of record are urged to review the number of shares shown on their proxy cards in the five-vote and one-vote categories. If the number of shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose such notice along with his proxy card in the postage-paid, return envelope, or mail such notice directly to the Company at the address indicated above. The shareholder should identify the shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired by him. Any such notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

    In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Annex A for those exceptions.

    By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

        (i) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of shares as to which such shareholder is entitled to exercise five votes or one vote.

        (ii) In the event the Executive Vice President and Treasurer of the Company, in his sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

       (iii) Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

                               VOTING PROCEDURES

    The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote.

    Election of Directors shall be by ballot whenever requested by a majority of the persons entitled to vote and present at the meeting, but unless so requested, may be held in any way approved at the meeting.

    All proxies will be voted, if no contrary instruction is indicated on the proxy, for the election of Directors of the persons nominated by the Board of Directors of the Company.

    All shares of Company stock in the Company's Employee Incentive Savings Plan that have been allocated to the participants' accounts for which the Trustee receives voting instructions will be voted in accordance with those instructions. All Company stock that has been allocated to the participants' accounts for which the Trustee has not received voting instructions, and any shares which have not been allocated to participants' accounts, will be voted by the Trustee in the same proportion as the shares for which the Trustee has received voting instructions from participants.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented to the meeting. Should any further business come before the meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

                                          By Order of the Board of Directors

                                          Scott C. Selbach,
                                          SECRETARY
Dated: March 7, 1995

                                    ANNEX A
          SUBPARAGRAPH B OF ARTICLE FOURTH OF THE RESTATED CERTIFICATE
              OF INCORPORATION OF CARLISLE COMPANIES INCORPORATED

    (I) EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

   (II) A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE
FOLLOWING:

        (A) VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

        (B) INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (C) THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

        (D) THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

   (III) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

        (A) IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

        (B) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION
    (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES
    (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30,

    1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

        (C) IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

        (D) IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

   (IV) NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

        (A) ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

        (B) ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

        (C) ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

        (D) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN
    WITH    RESPECT   TO   AN    OUTSTANDING   SHARE   OF    COMMON   STOCK   IF

    NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

        (E) ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

        (F) ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

        (G) ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

       (H) ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

        (I) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

        (J) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

        (K) ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST
    INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

    (V) FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY
MANNER   REASONABLY   DEEMED  BY   THEM  TO   BE   RELIABLE,  BUT   NEITHER  THE

CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

   (VI) IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

  (VII) EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

PROXY                                                                      PROXY
                         CARLISLE COMPANIES INCORPORATED

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 20, 1995

STEPHEN P. MUNN AND DENNIS J. HALL, OR ANY OF THEM, EACH WITH THE POWER OF SUBSTITUTION AND REVOCATION, ARE HEREBY AUTHORIZED TO REPRESENT THE UNDERSIGNED, WITH ALL POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, TO VOTE THE COMMON STOCK OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF CARLISLE COMPANIES INCORPORATED TO BE HELD AT THE COMPANY'S PRINCIPAL OFFICE, 250 SOUTH CLINTON STREET, SUITE 201, SYRACUSE, NEW YORK, AT 12:00 NOON ON THURSDAY, APRIL 20, 1995, AND AT ANY POSTPONEMENTS OR ADJOURNMENTS OF THAT MEETING, AS SET FORTH BELOW, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                        __   CHECK HERE FOR ADDRESS CHANGE.
                                             NEW ADDRESS:
                                             ______________________________
                                             ______________________________
                                             ______________________________

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                         Carlisle Companies Incorporated
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   -


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.


1.   Election of Directors -                         FOR ALL
     Nominees: Donald G. Calder,   FOR  WITHHELD     (Except those whose names
     Dennis J. Hall and Eriberto   \ \     \ \   \ \  are written on the line
     R. Scocimara                                     provided below.)

                                                      _________________________

                                             Please sign exactly as your name
                                             appears.  If acting as attorney,
                                             executor, trustee, or in
                                             representative capacity, sign name
                                             and indicate title.


                                             Dated:______________________, 1995


                                             Signature(s) _____________________

                                             __________________________________
                                             Please vote, sign, date and return
                                             this proxy card promptly using the
                                             enclosed envelope.

                         Carlisle Companies Incorporated
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   -


This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named.


1.   Election of Directors -                          FOR ALL
     Nominees: Donald G. Calder,   FOR  WITHHELD      (Except those whose names
     Dennis J. Hall and Eriberto   \ \     \ \    \ \ are written on the line
     R. Scocimara                                     provided below.)


                                                      _________________________
                                                         VOTING CONFIRMATION

                                       Please provide the number of shares
                                       beneficially owned for each category as
                                       of February 21, 1995.

                                       _____ shares beneficially owned BEFORE
                                       February 21, 1991 entitled to five votes each.

                                       _____ shares beneficially owned AFTER
                                       February 20, 1991 entitled to one vote
                                       each.
                                       If no confirmation is provided, all
                                       shares will be entitled to one vote each.

                                       Please sign exactly as your name
                                       appears.  If acting as attorney,
                                       executor, trustee, or in
                                       representative capacity, sign name
                                       and indicate title.


                                       Dated:_________________________, 1995

                                       Signature(s) ________________________

                                       _____________________________________
                                       Please vote, sign, date and return this
                                       proxy card promptly using the enclosed
                                       envelope.

                         TIME-PHASED VOTING INSTRUCTIONS

                         CARLISLE COMPANIES INCORPORATED

                      Voting Procedures - Beneficial Owners
                 Common Stock of Carlisle Companies Incorporated

TO ALL BANKS, BROKERS AND NOMINEES:

     Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on February 21, 1995 and who acquired Carlisle Common Stock before February 21, 1991, will be entitled to cast five votes per share at the Annual Meeting to be held on April 20, 1995. Those holders of record who acquired their shares after February 20, 1991 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

     To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY
BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

                               VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of February 21, 1995.

     _____ shares beneficially owned BEFORE February 21,1991 entitled to five votes each.

     _____ shares beneficially owned and acquired AFTER February 20, 1991 entitled to one vote each.

     If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

     YOU DO NOT HAVE TO TABULATE VOTES. Only record the number of shares shown on the "Vote Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER February 20, 1991.

     IF YOU ARE A BROKER, DO NOT CONFIRM SHARES. Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

     IF YOU ARE A BANK, YOU MAY WISH TO FOLLOW YOUR USUAL PROCEDURES AND FURNISH THE PROXY CARD TO THE BENEFICIAL OWNER. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Vote Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Harris Trust and Savings Bank, P.O. Box A-3800, Chicago, Illinois 60690-9972.

March 7, 1995

     Unless otherwise specified below, this Proxy will be voted FOR the election as Directors of the nominees listed below.

                         CARLISLE COMPANIES INCORPORATED
             THIS PROXY FOR THE 1995 ANNUAL MEETING OF STOCKHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     At the Annual Meeting of Stockholders of Carlisle Companies Incorporated to be held on April 20, 1995, at 12 noon at the offices of the Company, 250 South Clinton Street; Suite 201, Syracuse, New York and all adjournments thereof, Stephen P. Munn and Dennis J. Hall, and each of them, are authorized to represent me and vote my shares on the following:

ITEM

     1.   The election of three (3) Directors.  The nominees are:
          Donald G. Calder, Dennis J. Hall and Eriberto R. Scocimara

     2.   Any other matter properly brought before this meeting.
(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to each nominee for Director)

                                  SHARES BENEFICIALLY OWNED BEFORE FEBRUARY 21,
                                         1991.  (POST NUMBER OF  SHARES,
                                                NOT NUMBER OF VOTES)
                                  ---------------------------------------------

                                            FOR       AGAINST   ABSTAIN
1. DIRECTORS
DONALD G. CALDER ...........                _______   _______   _______
DENNIS J. HALL .............                _______   _______   _______
ERIBERTO R. SCOCIMARA ......                _______   _______   _______


                                      SHARES BENEFICIALLY OWNED AND ACQUIRED
                                      AFTER FEBRUARY 20, 1991 (POST NUMBER OF
                                           SHARES, NOT NUMBER OF VOTES)
                                      ----------------------------------------

                                             FOR       AGAINST   ABSTAIN

1. DIRECTORS
DONALD G. CALDER ...........                 _______   _______   _______
DENNIS J. HALL .............                 _______   _______   _______
ERIBERTO R. SCOCIMARA ......                 _______   _______   _______

                                              POST ONLY RECORD POSITION:
                                                DO NOT TABULATE VOTES


                                      DATED ____________________________, 1995

                                      ________________________________________

                                      ________________________________________

         "ADDRESS LABEL"              SIGNATURE OF STOCKHOLDER
                                      PLEASE SIGN YOUR NAME AS IT APPEARS ON
                                      THE PROXY. IN CASE OF MULTIPLE OR JOINT
                                      OWNERSHIP, ALL SHOULD SIGN. WHEN SIGNING
                                      AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                      TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS
                                      SUCH.